UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

ATHENA TECHNOLOGY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

442 5th Avenue

New York, NY 10018

(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	ATEK.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	ATEK	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	ATEK WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 17, 2023, Athena Technology Acquisition Corp. II (the “Company”), acting pursuant to authorization from its Board of Directors on July 17, 2023, issued a press release announcing that it will transfer its listing of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”), redeemable warrants, each exercisable to purchase one share of Class A Common Stock at price of $11.50 per share (the “Warrants”), and units, each consisting of one share of Class A Common Stock and one-half of one Warrant (the “Units” and, together with the Class A Common Stock and the Warrants, the “Listed Securities”), from the New York Stock Exchange (the “NYSE”) to the NYSE American LLC (the “NYSE American”). The Company expects that the listing and trading of the Listed Securities on the NYSE will end at market close on or about July 20, 2023, and that the trading of the Listed Securities on the NYSE American will commence at market open on or about July 21, 2023. The Company will file a Form 8-A with respect to the registration of the Listed Securities on the NYSE American.

The Class A Common Stock, Warrants and Units have been authorized for listing on the NYSE American, where each will continue to trade under the ticker symbols ATEK, ATEK WS and ATEK.U, respectively

A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the press release that the Company issued on July 17, 2023. The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

Exhibit No.	Description of Exhibit

99.1	Press Release, dated July 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2023	ATHENA TECHNOLOGY ACQUISITION CORP. II

	By:	/s/ Isabelle Freidheim
	Name:	Isabelle Freidheim
	Title:	Chief Executive Officer and Chairperson of the Board of Directors

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